BLACKROCK ETF TRUST

BlackRock Advantage Large Cap Income ETF

(the “Fund”)

Supplement dated August 6, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated April 29, 2024, as supplemented to date

Effective October 10, 2024, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The first paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy consisting of the following:

•	holding long positions in U.S. large cap equity securities,

•	selling (writing) call options on a large cap equity index, such as the S&P 500 Index, and

•	buying futures on a large cap equity index, such as the S&P 500 Index.

The first paragraph of the section of the Prospectus entitled “More Information About the Fund — Additional Information on Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval. The Fund seeks consistent income with lower volatility than the broader U.S. equity market. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy consisting of the following: (i) holding long positions in U.S. large cap equity securities, (ii) selling (writing) call options on a large cap equity index, such as the S&P 500 Index, and (iii) buying futures on a large cap equity index, such as the S&P 500 Index.

The first paragraph of the section of the SAI entitled “Investment Strategies and Risks of the Fund” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy consisting of the following: (i) holding long positions in U.S. large cap equity securities, (ii) selling (writing) call options on a large cap equity index, such as the S&P 500 Index, and (iii) buying futures on a large cap equity index, such as the S&P 500 Index.

The tenth paragraph of the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-ALCI-0824SUP